THE PBHG FUNDS, INC.

                        SUPPLEMENT DATED NOVEMBER 4, 1999
                   TO THE PROSPECTUS FOR THE PBHG CLASS SHARES
                               DATED JULY 31, 1999


     This Supplement updates certain information contained in the Prospectus. You should retain the Prospectus and all Supplements for future reference. You may obtain an additional copy of the Prospectus, as supplemented, free of charge, by calling 1-800-433-0051.

     Effective immediately, Frank P. Slattery will manage the PBHG Select
Equity Fund. Mr. Slattery joined Pilgrim Baxter in 1998 and has managed the PBHG New Opportunities Fund since its inception in February, 1999. Mr. Slattery's prior business experience is discussed on page 63 of the Prospectus.